UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Envirotech Vehicles, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

DATED MARCH 20, 2025

ENVIROTECH VEHICLES, INC.

7510 Ardmore Street

Houston, TX 77054

                     , 2025

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Envirotech Vehicles, Inc. (“EVT” or the “Company”), to be held virtually, via a live webcast, on                   , 2025, at          , Pacific Time. You will not be able to attend the Special Meeting in-person. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting https://agm.issuerdirect.com/evtv-2025.

The Special Meeting will be held for the following purposes:

1.

Approving, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), to YA II PN, LTD, a Cayman Islands exempt limited partnership (the “Investor”), pursuant to that certain amended and restated standby equity purchase agreement, dated October 31, 2024, by and between the Company and the Investor (the “A&R SEPA”), as amended by the supplemental agreement, dated February 24, 2025, by and between the Company and the Investor (the “Supplemental Agreement” and, together with the A&R SEPA, the “Investor Agreements”) (“Proposal 1”);

2.

Approving an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Common Stock, at a ratio in the range of 1-for-5 to 1-for-10, with such ratio to be determined at the discretion of the Board (“Proposal 2”); and

3.

Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

Your vote is important to us. Whether or not you plan to participate in the Special Meeting, we encourage you to vote promptly. You may vote on the Internet, by telephone, or by completing, signing, dating and returning a proxy card or voting instruction form. Please read the enclosed information carefully before voting. Thank you for your continued support of EVT.

Sincerely,

Phillip W. Oldridge Chief Executive Officer and Chairman of the Board Envirotech Vehicles, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held at                   , Pacific Time, on                   , 2025

The Special Meeting of Stockholders (the “Special Meeting”) of Envirotech Vehicles, Inc., a Delaware corporation (“EVT,” the “Company”, “we”, “us” or “our”), will be held virtually, via live webcast, on                   , 2025, at                   , Pacific Time. You will not be able to attend the Special Meeting in person. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting https://agm.issuerdirect.com/evtv-2025.

The Special Meeting will be held for the following purposes:

1.

Approving, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), to YA II PN, LTD, a Cayman Islands exempt limited partnership (the “Investor”), pursuant to that certain amended and restated standby equity purchase agreement, dated October 31, 2024, by and between the Company and the Investor (the “A&R SEPA”), as amended by the supplemental agreement, dated February 24, 2025, by and between the Company and the Investor (the “Supplemental Agreement” and, together with the A&R SEPA, the “Investor Agreements”) (“Proposal 1”);

2.

Approving an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Common Stock, at a ratio in the range of 1-for-5 to 1-for-10, with such ratio to be determined at the discretion of the Board (“Proposal 2”); and

3.

Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

Your vote is important. You are entitled to vote only if you were a stockholder at the close of business on March 14, 2025, the record date for the Special Meeting. We hope that you will attend the Special Meeting via live webcast. Whether or not you plan to attend the Special Meeting, please vote by proxy as soon as possible over the Internet or by telephone as instructed on the enclosed proxy card or by mail by following the instructions on the proxy card. If you are a holder of record of Common Stock, you may also cast your vote virtually at the Special Meeting. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee as to how to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on                   , 2025 at                   , Pacific Time: This Notice of Special Meeting of Stockholders and the accompanying Proxy Statement are available at https://www.iproxydirect.com/evtv.

BY ORDER OF THE BOARD OF DIRECTORS:

Dated: , 2025
Phillip W. Oldridge Chief Executive Officer and Chairman of the Board Envirotech Vehicles, Inc.

GENERAL INFORMATION	1

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	7

PROPOSAL 1: APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE TO THE INVESTOR OF SHARES OF OUR COMMON STOCK IN EXCESS OF THE EXCHANGE CAP	8

PROPOSAL 2: APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT	11

PROPOSAL 3: APPROVAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

DIRECTOR NOMINEES FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS	17

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	17

WHERE YOU CAN FIND MORE INFORMATION	17

OTHER INFORMATION	17

APPENDIX A CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ENVIROTECH VEHICLES, INC.	A-1

ENVIROTECH VEHICLES, INC.

7510 Ardmore Street

Houston, TX 77054

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To be held at                   , Pacific Time, on                   , 2025

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Envirotech Vehicles, Inc., a Delaware corporation (“EVT,” the “Company,” “we,” “us,” or “our”), for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held virtually, via live webcast, on                   , 2025, at                   , Pacific Time, or at any postponement or adjournment of the Special Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders (the “Notice”). You will not be able to attend the Special Meeting in-person.

GENERAL INFORMATION

Why am I receiving these materials?

You have received the Notice, this Proxy Statement and the accompanying proxy card because you held shares of our common stock, par value $0.00001 per share (“Common Stock”), as of the close of business on March 14, 2025 (the “Record Date”), and are entitled to vote at the Special Meeting. Our Board is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes the information you need to vote at the Special Meeting.

You are invited to virtually attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to virtually attend the Special Meeting to vote your shares of our Common Stock. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement or the accompanying proxy card. Regardless of whether you expect to attend the Special Meeting, please vote your shares as soon as possible in order to ensure your shares are represented at the Special Meeting.

This Proxy Statement was made available to our stockholders beginning on or about                  , 2025. Please read this Proxy Statement, as it contains important information that you need to know in order to vote at the Special Meeting.

Who can attend the Special Meeting?

Any person who was a stockholder or a beneficial owner as of the close of business on the Record Date may attend the Special Meeting. If your shares are held in street name and you would like to vote your shares at the Special Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, our stockholders will be asked to consider and vote upon the proposals described in this Proxy Statement.

When and where will the Special Meeting be held?

The Special Meeting will be held virtually, via live webcast, on                   , 2025, at                   , Pacific Time. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting https://agm.issuerdirect.com/evtv-2025. Prior to the Special Meeting, you will be able to vote at https://www.iproxydirect.com/EVTV. As part of the registration process, you must enter the 8-digit control and request ID numbers shown on your proxy card or the voting instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions informing you how to access the Special Meeting and how to vote and submit questions during the Special Meeting.

Why is the Special Meeting being held virtually?

The Special Meeting is being held in a virtual-only format. The webcast will allow all stockholders to attend and participate in the Special Meeting, regardless of their physical location. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. As with an in-person meeting, you will be able to vote and ask questions during the Special Meeting.

How can I participate in the Special Meeting?

All holders of our Common Stock as of the close of business on the Record Date and persons holding valid legal proxies from such stockholders are invited to attend the Special Meeting. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting https://agm.issuerdirect.com/evtv-2025. Prior to the Special Meeting, you will be able to vote at https://www.iproxydirect.com/EVTV. As part of the registration process, you must enter the 8-digit control and request ID numbers shown on your proxy card or the voting instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions informing you how to access the Special Meeting and how to vote and submit questions during the Special Meeting.

The Special Meeting is scheduled to begin at                   , Pacific Time, on                   , 2025. The webcast will open 15 minutes before the start of the Special Meeting. We encourage you to access the webcast prior to the scheduled start time to ensure you are logged in when the Special Meeting begins.

How can I ask questions during the virtual Special Meeting?

This Special Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting https://agm.issuerdirect.com/evtv-2025. Stockholder questions may be submitted in the field provided in the web portal during the Special Meeting for consideration. The Special Meeting will be governed by our Rules of Conduct and Procedures, which will be available in the web portal during the Special Meeting.

Will I be able to vote my shares during the virtual Special Meeting?

All holders of our Common Stock as of the close of business on the Record Date may vote their shares electronically during the Special Meeting by visiting the virtual meeting site at https://agm.issuerdirect.com/evtv-2025 and following the related instructions. As part of the registration process, you will need to enter the 8-digit control and request ID numbers shown on your proxy card or the voting instructions that accompanied your proxy materials, and to follow the related instructions. Whether or not you plan to attend the virtual Special Meeting, you are encouraged to vote your shares prior to the start of the Special Meeting at https://www.iproxydirect.com/evtv.

What if I have technical difficulties or trouble accessing the virtual Special Meeting website?

We will have technicians ready to assist you with technical difficulties that you may have when accessing the webcast for the Special Meeting. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

What is a “proxy”?

The term “proxy,” when used with respect to a stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without attending the virtual Special Meeting. Our Board is asking for your proxy with respect to the Special Meeting. This means that you authorize persons selected by us to vote your shares at the Special Meeting in the way that you instruct. We have designated two of our executive officers to serve as proxy holders for the Special Meeting (the “Proxy Holders”). All shares represented by valid proxies received before the vote at the Special Meeting will be voted by the Proxy Holders in accordance with the stockholder’s specific voting instructions.

What proposals will be voted on at the Special Meeting?

Stockholders will vote on the following proposals (the “Proposals”) at the Special Meeting:

1.

Approving, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock to YA II PN, LTD, a Cayman Islands exempt limited partnership (the “Investor”), pursuant to that certain amended and restated standby equity purchase agreement, dated October 31, 2024, by and between the Company and the Investor (the “A&R SEPA”), as amended by the supplemental agreement, dated February 24, 2025, by and between the Company and the Investor (the “Supplemental Agreement” and, together with the A&R SEPA, the “Investor Agreements”) (“Proposal 1”);

2.

Approving an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect, at the discretion of the Board, a reverse stock split of the Common Stock, at a ratio in the range of 1-for-5 to 1-for-10 (the “Reverse Stock Split”), with such ratio to be determined at the discretion of the Board (“Proposal 2”); and

3.

Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares of our Common Stock that you held on that date at the Special Meeting or at any postponement or adjournment of the Special Meeting.

What does it mean to be a “stockholder of record”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our Common Stock were registered directly in your name with our transfer agent, then you are a “stockholder of record.” As a “stockholder of record,” you may vote at the virtual Special Meeting or vote in advance of the Special Meeting by proxy. Regardless of whether you plan to virtually attend the Special Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement or the accompanying proxy card.

What does it mean to be a “beneficial owner” of shares held in “street name”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our Common Stock were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations as a “broker”), then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. You have the right to direct your broker on how to vote the shares in your account by following the instructions printed on the voting instruction form received from the broker holding such shares.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of our Common Stock that you owned on the Record Date. For a description of the vote required to approve the Proposals, please see “What vote is required to approve the Proposals” below.

How many votes can be cast by all stockholders?

We had 23,106,392 outstanding shares of our Common Stock on the Record Date, and each of those shares of our Common Stock is entitled to one vote.

How many votes must be present to hold the Special Meeting?

To conduct business at the Special Meeting, a quorum must be present. The presence, in person or by proxy, of the holders of record of at least a majority of the shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting. We count proxies marked “abstain” as to a particular Proposal for purposes of determining the presence or absence of a quorum at the Special Meeting for the transaction of business. Broker non-votes (as discussed in further detail below) and abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting.

How do I vote my shares?

Stockholders of record and beneficial owners at the close of business on the Record Date can vote in advance of the Special Meeting by Internet, telephone or mail, or at the Special Meeting by visiting the virtual meeting site at https://agm.issuerdirect.com/evtv-2025, each of which method is further described below. Whether or not you plan to attend the virtual Special Meeting, we strongly encouraged you to vote your shares in advance of the Special Meeting by Internet, telephone or mail.

•

Voting by Internet. Prior to the Special Meeting, you may use the Internet by visiting https://www.iproxydirect.com/evtv and following the instructions on your proxy card to vote your proxy 24 hours a day, 7 days a week. During the Special Meeting, you may use the Internet by visiting https://agm.issuerdirect.com/evtv-2025 to vote.

•	Voting by Telephone. You may vote by proxy by calling 1-866-752-8683 and following the instructions on your proxy card 24 hours a day, 7 days a week.

•

Voting by Mail. To vote by mail, please mark, sign, and date your proxy card and promptly return it in the enclosed postage-paid envelope. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxy card. If you vote by Internet or telephone as described above, you do not need to mail your proxy card to us.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Special Meeting, you are strongly encouraged to vote your shares prior to the start of the Special Meeting by one of the methods described above. If you vote electronically at the Special Meeting, you will revoke any prior proxy you may have submitted. If you vote in advance of the Special Meeting, you will not need to vote at the Special Meeting unless you wish to revoke your proxy and change your previous vote.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes, you may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including via telephone or Internet), or by delivering written notice of revocation of your proxy to the attention of our President at our principal executive offices located at 7510 Ardmore Street, Houston, TX 77054, in each case before the exercise of the previously delivered proxy at the Special Meeting. You may also revoke your proxy by attending the Special Meeting and voting electronically by following the instructions available on the virtual Special Meeting web portal, although attendance at the Special Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting https://agm.issuerdirect.com/evtv-2025. Prior to the Special Meeting, you will be able to vote at https://www.iproxydirect.com/evtv.

How do I vote if my shares are held in “street name”?

If you hold your shares through a broker, you must follow the instructions on your voting instruction form on how to vote your shares. In order to ensure your broker votes your shares in the manner you would like, you must provide voting instructions to your broker by the deadline provided on your voting instruction form.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Brokerage firms or other nominees may not vote your shares on “non-routine” matters in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares. Proposal 1 (Approval of Issuance of Shares to the Investor) is considered “non-routine.” If you do not instruct your broker how to vote with respect to Proposal 1, your broker may not vote with respect to such Proposal, and your vote will be counted as a “broker non-vote.” Proposal 2 (Approval of Reverse Stock Split) and Proposal 3 (Adjournment) are both considered “routine.” If you do not instruct your broker how to vote with respect to Proposal 2 or Proposal 3, your broker may vote with respect to such Proposals.

A “broker non-vote” occurs when shares held by a broker in street name for a beneficial owner are not voted with respect to a Proposal because the broker has not received voting instructions from the stockholder who beneficially owns the shares, and the broker lacks the authority to vote the shares at their discretion. As such, a broker may not vote your shares with respect to such Proposals, or any other non-discretionary matters, without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters. We address the effect of broker non-votes on the outcome of the Proposals in further detail below.

Please submit your vote instruction form so your vote is counted.

What vote is required to approve the Proposals?

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Proposal 1 - Approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance to the Investor of shares of our Common Stock in excess of the Exchange Cap (as defined below).	A majority in voting power of the shares of Common Stock present in person (including via live webcast) or represented by proxy and entitled to vote	No

Proposal 2 - Approval to amend the Certificate of Incorporation to effect the Reverse Stock Split.	A majority of the votes cast in favor of this Proposal must exceed the votes cast against this Proposal	Yes

Proposal 3 - Approval to adjourn the Special Meeting if necessary to solicit additional proxies.	A majority in voting power of the shares of Common Stock present in person (including via live webcast) or represented by proxy and entitled to vote	Yes

The vote on Proposal 1 is a “non-routine” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of shares of our Common Stock and do not instruct your broker how to vote with respect to such Proposal, your broker is not permitted to vote on such Proposal and your vote will be counted as a broker non-vote. The vote on Proposals 2 and 3 are “routine” matters under applicable stock exchange rules, meaning that if you are the beneficial owner of shares of our Common Stock and do not instruct your broker how to vote with respect to such Proposals, your broker is permitted to vote on such Proposals and your vote will not be counted as a broker non-vote.

With respect to Proposal 1, abstentions will count as a vote “AGAINST” such Proposal, and broker non-votes, if any, will have no effect on the outcome of such Proposal. With respect to Proposal 2, abstentions and broker non-votes, if any, will have no effect on the outcome of such Proposal. With respect to Proposal 3, abstentions will count as a vote “AGAINST” such Proposal and broker non-votes, if any, will have no effect on the outcome of such Proposal.

How does the Board recommend that I vote?

Our Board recommends that you vote:

•	“FOR” Proposal 1—Approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance to the Investor of shares of our Common Stock in excess of the Exchange Cap;

•	“FOR” Proposal 2— Approval to amend the Certificate of Incorporation to effect the Reverse Stock Split; and

•	“FOR” Proposal 3— Approval to adjourn the Special Meeting if necessary to solicit additional proxies.

If I give a proxy, how will my shares be voted?

Proxies received by us before the Special Meeting will be voted at the Special Meeting in accordance with the instructions indicated thereon. If you properly return your proxy but do not include voting instructions, the shares subject to your proxy will be voted in accordance with the recommendation of our Board on the matter presented in this Proxy Statement. Unsigned proxy cards will not be voted. If you vote in advance of the Special Meeting by telephone or the Internet, you do not need to return your proxy card.

If the Special Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting, and you will be able to revoke your proxy until it is voted at the postponed or adjourned meeting.

How will my shares be voted if I mark “abstain” on my proxy?

We will count a properly executed proxy marked “abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy will not be voted at the Special Meeting for the Proposals so marked.

What does it mean if I receive more than one Proxy Statement?

If you receive more than one copy of this Proxy Statement, your shares may be registered in more than one name or in different accounts. Please follow the instructions on this Proxy Statement or the accompanying proxy card to ensure that all your shares are voted.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be disclosed in a Current Report on Form 8-K, which we will file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.

Do I have dissenters’ rights with respect to any of the Proposals?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Special Meeting.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections of the Special Meeting, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and our Board.

When are stockholder proposals due for the next Annual Meeting?

Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder desiring to include a proposal in our proxy statement with respect to our 2025 Annual Meeting of Stockholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than July 2, 2025 in order to be considered for inclusion in our proxy statement relating to such annual meeting; provided, however, that if the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or after the anniversary of the 2024 Annual Meeting of Stockholders, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC. Although our Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, stockholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

In addition, pursuant to our amended and restated bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2025 Annual Meeting of Stockholders pursuant to the advance notice provisions of our amended and restated bylaws must submit a notice of the proposal or nomination to us between July 15, 2025 and August 14, 2025, or else it will be considered untimely and ineligible to be properly brought before such annual meeting. In each case, the notice of the proposal or nomination must include certain information specified in our amended and restated bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements relating to our capital stock. In the event that our 2025 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2024 Annual Meeting of Stockholders, under our amended and restated bylaws, this notice must be provided not later than the close of business on the later of (i) the 90th day prior to the 2025 Annual Meeting of Stockholders or (ii) the 10th day following the date on which we publicly announce the date of the 2025 Annual Meeting of Stockholders.

In addition to satisfying the foregoing advance notice requirements under the amended and restated bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our director nominees for the 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 13, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after the anniversary date of the 2024 Annual Meeting of Stockholders, such information must be provided by the later of the 60th day prior to the 2025 Annual Meeting of Stockholders and the 10th day following the public announcement of the date of the 2025 Annual Meeting of Stockholders.

All such notices should be submitted in writing to our Secretary at our corporate headquarters at Envirotech Vehicles, Inc., 7510 Ardmore Street, Houston, TX 77054.

Who is paying for this proxy solicitation?

We will bear the entire cost of solicitation of proxies from our stockholders. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I obtain additional information about EVT?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) is available on our website at www.evtvusa.com and will be furnished without charge to stockholders upon written request. Exhibits to the 2023 Annual Report will be provided upon written request. All written requests should be mailed to the attention of our President at our principal executive offices located at 7510 Ardmore Street, Houston, TX 77054.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including us, that file electronically with the SEC. The SEC’s website is located at http://www.sec.gov.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar matters that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” or the negatives of these terms or other comparable terminology intended to identify statements about the future. These forward-looking statements include, but are not limited to, statements regarding our ability to raise additional capital pursuant to the Investor Agreements, our ability to realize the anticipated benefits of the Investor Agreements, the potential dilutive effects of any future issuances of shares of Common Stock pursuant to the Investor Agreements, the impact of any such future issuances on prevailing market prices for our Common Stock, our use of proceeds of any future issuances under the Investor Agreements, and our intent or ability to effect the Reverse Stock Split or regain compliance with any applicable listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”). These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For other important factors that could cause actual results to differ materially from the forward-looking statements in this proxy statement, please see the risks and uncertainties identified under the heading “Risk Factors” in our 2023 Annual Report, as updated by the Company’s Quarterly Reports on Form 10-Q, each of which is available on the SEC’s website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this proxy statement. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

PROPOSAL 1: APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(D), OF THE
ISSUANCE TO THE INVESTOR OF SHARES OF OUR COMMON STOCK IN EXCESS OF THE EXCHANGE CAP

At the Special Meeting, our stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock to the Investor pursuant to the Investor Agreements.

Amended and Restated Standby Equity Purchase Agreement

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on November 6, 2024, on October 31, 2024, the Company entered into the A&R SEPA with the Investor. The A&R SEPA amends and restates in its entirety the standby equity purchase agreement, dated September 23, 2024 (the “Original SEPA”), by and between the Company and the Investor, as previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on September 27, 2024. The A&R SEPA was later amended pursuant to the Supplemental Agreement as disclosed in the Current Report on Form 8-K filed by the Company with the SEC on February 25, 2025.

Pursuant to the A&R SEPA, except for so long as there is a balance outstanding under the Promissory Notes (as defined below), we have the right, from time to time, until November 1, 2027 (the “Commitment Period”), to require the Investor to purchase up to $25 million of shares of Common Stock (the “Commitment Amount”), subject to certain limitations and conditions set forth in the A&R SEPA, by delivering written notice to the Investor (an “Advance Notice”).

If there is no balance outstanding under the Promissory Notes, we may, in our sole discretion, select the amount of shares of Common Stock that we desire to issue and sell to the Investor (an “Advance”) in each Advance Notice, subject to a maximum limit equal to 100% of the average of the daily volume traded of the Common Stock on the Nasdaq Capital Market for the five consecutive trading days immediately preceding the delivery by us of an Advance Notice (the “Maximum Advance Amount”). The shares of Common Stock to be purchased pursuant to an Advance Notice will be issued and sold to the Investor at a per share price equal to, at our election as specified in the relevant Advance Notice: (i) 96% of the Market Price (as defined below) for any period commencing (a) if the Advance Notice is submitted to the Investor prior to 9:00 a.m., Eastern Time, on a trading day, the open of trading on such day or (b) if the Advance Notice is submitted to the Investor after 9:00 a.m., Eastern Time, on a trading day, upon the receipt of the Advance Notice by the Investor and, in any case, ending at 4:00 p.m., Eastern Time, on the applicable trading day of delivery of such Advance Notice (the “Option 1 Pricing Period”), or (ii) 97% of the Market Price for the three consecutive trading days commencing on the day such Advance Notice is delivered (the “Option 2 Pricing Period,” and each of the Option 1 Pricing Period and the Option 2 Pricing Period, a “Pricing Period”). “Market Price” is defined as, for any Option 1 Pricing Period, the daily volume weighted average price of the Common Stock on Nasdaq as reported by Bloomberg L.P. (“VWAP”) during the Option 1 Pricing Period, and for any Option 2 Pricing Period, the lowest daily VWAP of the Common Stock during the Option 2 Pricing Period. If, with respect to an Option 1 Pricing Period, the total number of shares of Common Stock traded on the Nasdaq Capital Market during the applicable Pricing Period is less than the Volume Threshold (as defined below), then the number of shares of Common Stock issued and sold pursuant to such Advance Notice will be reduced to the greater of (i) 30% of the trading volume of the Common Stock on the Nasdaq Capital Market during the relevant Pricing Period as reported by Bloomberg L.P. or (ii) the number of shares of Common Stock sold by the Investor during such Pricing Period, but in each case not to exceed the amount requested in the Advance Notice. “Volume Threshold” is defined as a number of shares of Common Stock equal to the quotient of (i) the number of shares requested by us in the Advance Notice divided by (ii) 0.30.

In addition, pursuant to the Investor Agreements, the Investor agreed to advance to us, subject to the satisfaction of certain conditions as set forth therein, the principal amount of $8 million (the “Pre-Paid Advance”) in exchange for our issuance to the Investor of convertible promissory notes (the “Promissory Notes”) in four tranches. We received the first tranche of the Pre-Paid Advance in the principal amount of $2 million on October 31, 2024 in exchange for the Promissory Note dated October 31, 2024 (the “Note EVTV-1”), the second tranche of the Pre-Paid Advance in the principal amount of $1 million on December 17, 2024 in exchange for the Promissory Note dated December 17, 2024 (the “Note EVTV-2”), and the third tranche of the Pre-Paid Advance in the principal amount of $3 million on February 25, 2025 in exchange for the Promissory Note dated February 24, 2025 (the “Note EVTV-3”). The fourth tranche of the Pre-Paid Advance (the “Note EVTV-4”) will be in the principal amount of $2 million and advanced by the Investor upon the approval by our stockholders of the issuance of shares in excess of the Exchange Cap. As of the Record Date, 3,233,780 shares of Common Stock had been issued upon conversion of the Promissory Notes (not including 64,103 shares of Common Stock issued to the Investor as partial consideration for its commitment under the A&R SEPA (the “Commitment Shares”)) and the aggregate principal amount remaining outstanding under the Promissory Notes was $4,383,342.66. In addition, as of the entry into the Supplemental Agreement, the Note EVTV-2 had been paid in full and was no longer outstanding.

Following the effective date of the Supplemental Agreement, the Promissory Notes accrue interest on the outstanding principal balance at an annual rate equal to, for the Note EVTV-1 only, 0% and, for the Note EVTV-3 and the Note EVTV-4, 5%, which, in each case, will increase to an annual rate of 18% upon the occurrence of an Event of Default (as defined in the Promissory Notes) or a Registration Event (as defined in the Promissory Notes) for so long as such event remains uncured. The Promissory Notes will mature on March 9, 2026, which may be extended at the option of the Investor. The Promissory Notes are convertible at a conversion price equal to the lower of (i) $1.00 per share or (ii) 93% of the lowest daily VWAP during the five consecutive trading days immediately preceding the conversion date (but no lower than the “floor price” then in effect, which is $0.0713 per share, subject to adjustment from time to time in accordance with the terms contained in the Promissory Notes) (the “Conversion Price”).

If there is a balance outstanding under the Promissory Notes, we may only submit an Advance Notice (i) if an Amortization Event (as defined in the Promissory Notes) has occurred and our obligation to make prepayments under the Promissory Notes has not ceased, and (ii) the aggregate purchase price owed to us from such Advances (“Advance Proceeds”) will be paid by the Investor by offsetting the amount of the Advance Proceeds against an equal amount outstanding under the Promissory Notes.

In addition, for so long as there is a balance outstanding under the Promissory Notes, the Investor, at its sole discretion, may deliver to us a notice (an “Investor Notice”) to cause an Advance Notice to be deemed delivered to the Investor and the issuance of shares of Common Stock to the Investor pursuant to an Advance. The Investor may select the amount of the Advance pursuant to an Investor Notice up to the Maximum Advance Amount, provided that the amount of the Advance selected will not exceed the balance owed under the Promissory Notes outstanding on the date of delivery of the Investor Notice. The shares will be issued and sold to the Investor pursuant to an Investor Notice at a per share price equal to the Conversion Price that would be applicable to the amount of the Advance selected by the Investor if such amount were to be converted as of the date of delivery of the Investor Notice. The Investor will pay the purchase price for such shares to be issued pursuant to the Investor Notice by offsetting the amount of the purchase price to be paid by the Investor against an amount outstanding under the Promissory Notes.

The foregoing descriptions of the Original SEPA, the A&R SEPA and the Supplemental Agreement, including the Promissory Notes issued or issuable thereunder, are not complete and are qualified in their entirety by reference to copies of the Original SEPA, the A&R SEPA, the Supplemental Agreement and the form of the Promissory Notes attached thereto, which were filed as exhibits to our Current Reports on Form 8-K filed with the SEC on September 27, 2024, November 6, 2024, and February 25, 2025.

Nasdaq Stockholder Approval Requirements

We are subject to the rules and regulations of Nasdaq because our Common Stock is listed on the Nasdaq Capital Market. Accordingly, in addition to the contractual obligations and conditions described above, we are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(d).

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance (as defined below) at a price that is less than the Minimum Price (as defined below). For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of our Common Stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (B) the average closing price of our Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Under these listing rules, and pursuant to the Investor Agreements, we may not issue or sell to the Investor shares of Common Stock in excess of 3,297,883 shares, which is 19.99% of the shares of Common Stock outstanding immediately prior to the effective date of the Original SEPA (the “Exchange Cap”), unless (i) we obtain stockholder approval to issue shares of Common Stock in excess of the Exchange Cap or (ii) the average price of all applicable sales of Common Stock under the Investor Agreements equals or exceeds $1.868 per share (which represents the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) on the trading day immediately preceding the effective date of the Original SEPA or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the effective date of the Original SEPA).

Reasons for Approval

We are requesting our stockholders’ approval of this Proposal 1 because, under certain circumstances, we may need to issue shares of Common Stock to the Investor pursuant to the Investor Agreements in excess of the Exchange Cap at a price that is less than the Minimum Price. In such case, we would not be able to complete such issuances without stockholder approval pursuant to Nasdaq Listing Rule 5635(d).

If this Proposal 1 is approved, the limitations of the Exchange Cap described in the Investor Agreements and the limitations of Nasdaq Listing Rule 5635(d) will no longer apply. We expect that, upon approval of this Proposal 1, we will (i) be able to issue shares of our Common Stock to the Investor upon its election to convert some or all of the Promissory Notes without the limitations of Nasdaq Listing Rule 5635(d), and (ii) once the Pre-Paid Advances under the Promissory Notes have been repaid in full, be able to continue to raise capital by issuing shares of our Common Stock pursuant to the A&R SEPA without the limitations of Nasdaq Listing Rule 5635(d). However, even if Proposal 1 is approved, any issuances to the Investor pursuant to the Investor Agreements would remain subject to the beneficial ownership limitations and other terms and conditions described therein, and we may choose not to raise capital under the Investor Agreements.

Our Board has determined that it is in our best interests and the best interests of our stockholders to approve this Proposal 1, because being able to sell shares of Common Stock to the Investor under the Investor Agreements in excess of the Exchange Cap will provide us with reliable sources of capital for potential acquisitions, working capital and general corporate purposes. It is also in our best interests to be able to fulfill our obligations to the Investor under the Investor Agreements to issue and sell to the Investor shares of our Common Stock in the event that the Investor elects to convert some or all of the Promissory Notes. Accordingly, our Board believes that providing the Company the flexibility to issue shares of Common Stock in excess of the Exchange Cap is advisable and in the best interests of the Company and our stockholders.

Dilution and Potential Adverse Impact of Approval of this Proposal 1

The issuances of shares of Common Stock under the Investor Agreements and upon conversion of the Promissory Notes, including any shares that may be issued in excess of the Exchange Cap, will result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership as a result. Following such issuances, our current stockholders will own a smaller proportionate interest in the Company and, therefore, have less ability to influence corporate decisions requiring stockholder approval. In particular, as of the Record Date, 3,233,780 shares of Common Stock had been issued upon conversion of the Promissory Notes (not including the Commitment Shares). As a result, the aggregate principal amount remaining outstanding under the Promissory Notes was $4,383,342.66 as of the Record Date. Assuming we receive the fourth tranche of the Pre-Paid Advance in the principal amount of $2 million pursuant to the Note EVTV-4 following the Special Meeting and assuming a Conversion Price of $0.25 per share as of the Record Date, based on the total number of shares of Common Stock outstanding as of the Record Date, up to 25,533,371 additional shares of Common Stock may be issued upon full conversion (and no adjustments to the Conversion Price) of the Promissory Notes, which would reflect approximately 111% of the outstanding shares of our Common Stock as of the Record Date after giving effect to such issuances. Following the conversion in full of the remaining Pre-Paid Advance under the Promissory Notes, the remaining Commitment Amount under the A&R SEPA will be $17 million, and the Company will have the option to request Advances from time to time, subject to the limitations set forth in the A&R SEPA, which will result in further issuances of shares of our Common Stock. The issuance of shares pursuant to the Investor Agreements, including the outstanding Promissory Notes, could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

However, we cannot predict the substance of any future Advances or the market price of our Common Stock at any future date and, therefore, we cannot predict the actual number of shares of Common Stock that will be issued under the Investor Agreements or upon conversion of any Promissory Notes. Because the number of shares of Common Stock that may be issued to the Investor pursuant to the Investor Agreements and upon conversion of the Promissory Notes is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

If Proposal 1 is Not Approved

If stockholder approval is not obtained for this Proposal 1, we may be required to incur additional costs in order to hold additional stockholder meetings to seek such approval and we will not receive the fourth tranche of the Pre-Paid Advance from the Investor until such stockholder approval has been obtained. In addition, we will not be able to continue to raise capital through the issuance of shares pursuant to the Investor Agreements, or issue shares of Common Stock upon the Investor’s election to convert some or all of the Promissory Notes, if any such issuance(s) exceeds the Exchange Cap.

If we are limited in our ability to raise additional capital under the Investor Agreements, we may not be able to continue to operate or may not be able to execute on our strategic plans or potential acquisitions. In addition, we may need to seek alternative sources of capital to fund our operations, which may not be available to us on favorable terms, or at all, and failure to obtain stockholder approval of this Proposal 1 may discourage future investors from engaging in future financings with us. We can provide no assurance that we would be successful in raising funds in the future or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to this Proposal 1.

Interests of the Company’s Directors and Officers

None of our directors or officers have an interest in this Proposal 1.

Required Vote of Stockholders

Approval of this Proposal 1 requires the affirmative vote of a majority in voting power of the shares of our Common Stock present in person (including via live webcast) or represented by proxy and entitled to vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:
APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

The Board has unanimously adopted and is submitting for stockholder approval an amendment to our Certificate of Incorporation to effect, at the discretion of the Board, the Reverse Stock Split at a ratio in the range of 1-for-5 to 1-for-10 with the final ratio to be determined at the discretion of the Board. Depending on the final ratio determined by the Board, no fewer than every five and no more than every ten shares of Common Stock, including shares held in our treasury, will be combined into one share of Common Stock at the Effective Time (as defined below).

The purpose of seeking stockholder approval of the Reverse Stock Split within the range set forth above (rather than a fixed ratio) is to provide the Board with the flexibility to achieve the desired results of the Reverse Stock Split. The Board believes it is in the best interests of the Company and our stockholders to grant such approval. If the stockholders approve this Proposal 2, the Board, in its discretion, may elect to effect the Reverse Stock Split, or the Board may determine in its discretion not to proceed with the Reverse Stock Split. The Reverse Stock Split will only be effected after the Board (or a duly authorized committee of the Board) authorizes the filing of a Certificate of Amendment to our Certificate of Incorporation (the “Proposed Amendment”) with the Secretary of State of the State of Delaware and upon the filing and effectiveness of the Proposed Amendment (the “Effective Time”). The form of the Proposed Amendment is attached to this proxy statement as Appendix A. The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the Effective Time, even if stockholders approve the Proposed Amendment at the Special Meeting.

In determining the Reverse Stock Split ratio, the Board will consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our Common Stock;

•	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

•	our ability to continue our listing on the Nasdaq Capital Market;

•	which Reverse Stock Split ratio would result in the least administrative cost to us; and

•	prevailing general market and economic conditions.

In the event that our stockholders fail to approve this Proposal 2, we could be prevented from regaining compliance with the minimum $1.00 bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), unless the market price of our Common Stock otherwise increases above the Minimum Bid Price Requirement in accordance with Nasdaq Listing Rules. If Nasdaq delists our Common Stock, then our Common Stock would likely become traded on the over-the-counter market maintained by OTC Markets Group Inc. (the “OTC”), which does not have the substantial corporate governance or quantitative listing requirements for continued trading such as those maintained by Nasdaq. In that event, interest in our Common Stock may decline, and certain institutions may not have the ability to trade in our Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of our Common Stock. If our Common Stock becomes significantly less liquid due to delisting from the Nasdaq Capital Market, our stockholders may not have the ability to liquidate their investments in our Common Stock as and when desired, and we believe our access to capital would become significantly diminished as a result. Also, due to certain state securities (blue sky) law requirements which apply to securities that are not listed on an exchange, our ability to consummate future public offerings would be materially limited and could require that we undertake private placements of our debt or equity securities on terms that are significantly less favorable than if such securities were offered in a public offering.

Certain of our officers and directors have an interest in the Reverse Stock Split as a result of their ownership of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Reasons for the Reverse Stock Split

Our Common Stock is listed on the Nasdaq Capital Market. On March 6, 2025, we received a letter from Nasdaq’s Listing Qualifications Department notifying us that we are not in compliance with the Minimum Bid Price Requirement. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq has provided us with 180 calendar days, or until September 2, 2025 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Common Stock must be at least $1 per share for a minimum of ten consecutive business days at any time during this 180-day period, after which Nasdaq will provide written confirmation of compliance to us and the matter will be closed. If we do not regain compliance with the Minimum Bid Price Requirement by the Compliance Date, Nasdaq may grant us an additional compliance period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement if we meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and provide written notice to Nasdaq of our intent to cure the deficiency during this second compliance period. However, if it appears to the Nasdaq staff that we will not be able to cure the deficiency or if we do not qualify for the second compliance period or fail to regain compliance during the second 180-day compliance period, Nasdaq will provide notice to us that our Common Stock will be subject to delisting. At that time, we may appeal any such delisting determination to a Nasdaq hearings panel.

The Reverse Stock Split would reduce the number of shares of our Common Stock outstanding and thereby increase the share price for our Common Stock. We expect that an increase in our share price due to the Reverse Stock Split will enable us to regain compliance with the Minimum Bid Price Requirement and continue to trade on the Nasdaq Capital Market, although there can be no assurance that the Reverse Stock Split will achieve such purpose or that we will be able to maintain compliance with the Minimum Bid Price Requirement.

Board Discretion to Effect the Reverse Stock Split

If this Proposal 2 is approved by our stockholders, the Board will have the sole discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary.

Risks of the Reverse Stock Split

We cannot assure you that the Reverse Stock Split will increase our stock price and have the desired effect of regaining or maintaining compliance with Nasdaq Listing Rules.

The Board expects that the Reserve Stock Split will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

The Reverse Stock Split, if implemented, will have the effect of increasing our authorized Common Stock.

If implemented, the Reverse Stock Split will have the effect of reducing the number of shares of our Common Stock issued and outstanding, without reducing the total number of authorized shares of our Common Stock. As a result, the Reverse Stock Split will have the effect of increasing the number of our authorized, but unissued shares. We would therefore have the ability to issue additional shares of Common Stock, or securities convertible or exercisable into shares of Common Stock. We may require significant proceeds from sales of our debt or equity securities to fund our operations in the near term, which will cause further dilution to our stockholders. The issuance of a substantial amount of shares of Common Stock or securities convertible into or exercisable for our Common Stock in the future could put downward pressure on the price of our Common Stock.

Principal Effects of the Reverse Stock Split

After the Effective Time, each stockholder will own a reduced number of shares of Common Stock. Except to the extent that whole shares will be exchanged in lieu of fractional shares as described below, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us. The proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split. The number of stockholders of record also will not be affected by the Reverse Stock Split, except to the extent that whole shares will be exchanged in lieu of fractional shares as described below.

If the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act. Our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “EVTV” immediately following the Reverse Stock Split.

Effect on Company’s Stock Plan

If the Reverse Stock Split is effected, the terms of equity awards granted under the Company’s 2017 Equity Incentive Plan (the “Incentive Plan”), including (i) the number of shares of Common Stock which thereafter may be made the subject of awards; (ii) the number of shares of Common Stock subject to outstanding awards; (iii) the number of shares of Common Stock specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; and (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Incentive Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the implementation of one of the Reverse Stock Split ratios.

Effective Time

The Reverse Stock Split would become effective at the Effective Time. At the Effective Time, shares of Common Stock underlying options and warrants, in each case, outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the final ratio to be determined at the discretion of the Board set forth in this Proposal 2. If this Proposal 2 is not approved by our stockholders, the Reverse Stock Split will not occur.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the Reverse Stock Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the final ratio will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Record and Beneficial Stockholders

If the Reverse Stock Split is authorized by our stockholders and the Board elects to implement the Reverse Stock Split, stockholders of record will receive a transaction statement at their address of record indicating the number of shares of our Common Stock they hold after the Reverse Stock Split. Stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.00001 per share after the Reverse Stock Split. As a result, at the Effective Time, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the exchange ratio of the Reverse Stock Split. Retroactive restatement will be given to all share numbers in the financial statements and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to this Proposal 2, and we will not independently provide the stockholders with any such right if the Reverse Stock Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split to a stockholder that is a “U.S. Holder,” as defined below. This summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences, including gift or estate taxes and the Medicare contribution tax on net investment income. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging or conversion transaction for federal income tax purposes. This summary also assumes that you are a U.S. Holder who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the Reverse Stock Split (whether or not such transactions are in connection with the Reverse Stock Split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the Reverse Stock Split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the Reverse Stock Split. As used herein, the term U.S. Holder means a stockholder that is, for federal income tax purposes: an individual who is a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and the control of one of more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The following discussion is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service could adopt a contrary position. In addition, future legislative, judicial or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences described herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, no gain or loss should be recognized by a U.S. Holder as a result of the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. A U.S. Holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split. For purposes of the above discussion, holders who acquired different blocks of Common Stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged in the Reverse Stock Split.

As noted above, fractional shares of Common Stock will not be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the final ratio will automatically be entitled to receive an additional share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear. A U.S. Holder who receives a whole share of Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote of Stockholders

Approval of this Proposal 2 requires that the votes cast in favor of this Proposal exceed the votes cast against this Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:
APPROVAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Our Board is seeking stockholder approval of one or more adjournments to the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

Our Board believes that if the number of shares of our Common Stock present or represented by proxy at the Special Meeting and voting in favor of Proposal 1 or Proposal 2 is insufficient to approve either such Proposal, it is in the best interests of our stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to approve Proposal 1 or Proposal 2, as applicable.

In this Proposal 3, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal, we could adjourn the Special Meeting, and any adjournment or postponement thereof, to use the additional time to solicit additional proxies in favor of Proposal 1 or Proposal 2, including the solicitation of proxies from stockholders who have previously voted.

In the event that we adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote of Stockholders

Approval of this Proposal 3 requires the affirmative vote of the majority in voting power of our Common Stock present in person (including via live webcast) or represented by proxy and entitled to vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of March 14, 2025, for:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding shares of our Common Stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and Section 13(g) of the Securities Act. As of March 14, 2025, there were no stockholders of the Company known to us to beneficially own more than 5% of the outstanding shares of our Common Stock as of such date.

Applicable percentage ownership in the following table is based on 23,106,392 shares of our Common Stock outstanding as of March 14, 2025. Shares of our Common Stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days after March 14, 2025, are deemed to be outstanding and to be beneficially owned by the person or entity holding such option, warrant or convertible security for the purpose of computing the number and percentage ownership of outstanding shares of that person or entity. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. Except as otherwise noted, the address of each person or entity in the following table is c/o Envirotech Vehicles, Inc., 7510 Ardmore Street, Houston, TX 77054.

Name of Beneficial Owner(1)	Number of Shares	Percent of
Directors and Executive Officers:
Phillip W. Oldridge(2)	3,046,187	11.9%
Susan M. Emry(3)	655,188	2.8%
Franklin Lim	—	*
Jason Maddox(4)	4,102,385	17.0%
Elgin Tracy(5)	1,000,000	4.1%
Melissa Barcellos(6)	333,404	1.4%
Michael A. Di Pietro(7)	247,132	1.1%
Terri White Elk(8)	238,302	1.0%
All directors and executive officers as a group (7 persons)	9,367,410	32.6%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise indicated, all shares are owned directly by the beneficial owner.

(2)

Consists of (i) 22,000 shares of our Common Stock held of record by Phillip W. Oldridge, (ii) 486,609 shares owned indirectly through a family relationship and (iii) 2,537,578 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after March 14, 2025.

(3)

Consists of (i) 105,000 shares of our Common Stock held of record by Susan M. Emry and (ii) 550,188 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after March 14, 2025.

(4)

Consists of (i) 3,102,385 shares of our Common Stock held of record by Jason Maddox and (ii) 1,000,000 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after March 14, 2025.

(5)	Consists of 1,000,000 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after March 14, 2025.

(6)

Represents (i) 94,293 shares of our Common Stock held of record by Provident Trust Group FBO Cornelia P. Doherty ROTH IRA, over which Ms. Barcellos has voting and investment control pursuant to a Voting Trust Agreement dated March 20, 2017, (ii) 809 shares of our Common Stock held of record by Melissa Barcellos and (iii) 238,302 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after March 14, 2025.

(7)

Consists of (i) 8,830 shares of our Common Stock held of record by Michael A. Di Pietro and (ii) 238,302 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after March 14, 2025.

(8)	Consists of 238,302 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after March 14, 2025.

DIRECTOR NOMINEES FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

In accordance with procedures set forth in our amended and restated bylaws, our stockholders may propose nominees for election to our Board only after providing timely written notice to our Secretary. To be timely, a stockholder’s notice to our Secretary must be delivered to or mailed and received at our principal executive offices, located at Envirotech Vehicles, Inc., 7510 Ardmore Street, Houston, TX 77054, on or after July 15, 2025, but not later than August 14, 2025. However, if the date of our 2025 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the 2024 Annual Meeting of Stockholders, then notice will need to be received by us not later than the close of business on the later of: (i) the 90th day prior to the 2025 Annual Meeting of Stockholders; or (ii) the 10th day following the date on which we publicly announce the date of the 2025 Annual Meeting of Stockholders.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with the 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 13, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after the anniversary date of the 2024 Annual Meeting of Stockholders, such information must be provided by the later of the 60th day prior to the 2025 Annual Meeting of Stockholders and the 10th day following the public announcement of the date of the 2025 Annual Meeting of Stockholders.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for certain proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of these proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker if your shares of Common Stock are held in a brokerage account or the Company if you hold shares of Common Stock directly. You can notify us by sending a written request to the attention of our President at our principal executive offices located at 7510 Ardmore Street, Houston, TX 77054, or by calling us at (870) 970-3355.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company via the SEC’s website, which contains reports, proxy statements and other information, at https://www.sec.gov.

OTHER INFORMATION

Your vote at the virtual Special Meeting is important, no matter how many or how few shares of our Common Stock you own. Accordingly, please mark, sign, date and return the enclosed proxy card and promptly return it in the enclosed postage-paid envelope or vote by calling the toll-free telephone number shown on your proxy card, or by using Internet voting following the instructions shown on your proxy card.

Only your latest dated proxy will be counted. Any proxy may be revoked at any time prior to its exercise at the virtual Special Meeting as described in this Proxy Statement.

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
ENVIROTECH VEHICLES, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Envirotech Vehicles, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

On March 16, 2025, a resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at a special meeting of stockholders held on                   , 2025, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:

That ARTICLE IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by deleting the first paragraph thereof and inserting in its place the following:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock,” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue 355,000,000 shares, each with a par value of $0.00001 per share. 350,000,000 shares shall be Common Stock and 5,000,000 shares shall be Preferred Stock. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Certificate of Incorporation (this “Certificate”)) the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

That, effective at 5:00 p.m., Eastern Time, on the filing date of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), a one-for-[●] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [●] ([●]) shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall be reclassified and combined into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (“New Common Stock”).

No fractional shares of New Common Stock will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to rounding up of their fractional shares to the nearest whole share of New Common Stock. No stockholders will receive cash in lieu of fractional shares.

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the New Common Stock for each [●] ([●]) shares of the Old Common Stock previously represented by such certificate.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this [●] day of [●], 2025.

Envirotech Vehicles, Inc.

By:
Phillip W. Oldridge, Chief Executive Officer and Chairman of the Board

A-1

PRELIMINARY – SUBJECT TO COMPLETION

ENVIROTECH VEHICLES, INC.

SPECIAL MEETING OF STOCKHOLDERS – , 2025 AT PACIFIC TIME

CONTROL ID:

REQUEST ID:

The undersigned, a stockholder of Envirotech Vehicles, Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint each of Jason Maddox and Elgin Tracy proxy, with power of substitution, for and in the name of the undersigned to attend the Special Meeting of Stockholders of the Company to be held at https://agm.issuerdirect.com/evtv-2025, on , 2025 beginning at , Pacific Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

This proxy, when properly executed, will be voted in the manner directed herein.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/EVTV
PHONE:	1-866-752-VOTE(8683)

↓ Please ensure you fold then detach and retain this Proxy ↓

PRELIMINARY – SUBJECT TO COMPLETION
SPECIAL MEETING OF THE STOCKHOLDERS OF
ENVIROTECH VEHICLES, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:

REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

THE BOARD OF DIRECTORS RECOMMENDS VOTING 'FOR' PROPOSALS 1, 2, 3 AND.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2025

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)